400 Centre Street, Newton, MA 02458-2076	tel: (617) 796-8350 fax: (617) 796-8385

FOR IMMEDIATE RELEASE	Contact:	Timothy A. Bonang,
Manager of Investor Relations
(617) 796-8149
www.fivestarqualitycare.com

Five Star Quality Care, Inc. Enters Agreement to Lease Two Hospitals

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Newton, MA (March 1, 2006). Five Star Quality Care, Inc. (AMEX: FVE) today announced that it has agreed to lease two hospitals from Senior Housing Properties Trust (NYSE: SNH). The agreement to lease is conditioned upon Five Star’s obtaining all health regulatory approvals required to operate the hospitals.

The two hospitals provide health rehabilitation services and are located in Braintree and Woburn, Massachusetts. These hospitals offer extensive in-patient and out-patient services.

The hospitals are currently owned by SNH but operated by HealthSouth Corporation. Recently, the Massachusetts Superior Court has decided that SNH has validly terminated HealthSouth’s lease and ordered HealthSouth to cooperate in the transfer of the hospitals’ operations to a new tenant designated by SNH. HealthSouth has appealed these decisions; but the trial court and the appeals court have both denied HealthSouth’s requests to stay these decisions until the appeal is decided.

Fully reliable financial information about the current operations at these hospitals is not presently available. Nonetheless, Five Star believes that it will be able to operate these hospitals profitably and that these profits may be material. Also, Five Star believes that the successful operation of these hospitals may enhance its reputation as a provider of health and rehabilitation services and that this enhanced reputation may benefit Five Star at other healthcare and senior living facilities which it operates.

Five Star Quality Care, Inc. is a healthcare services company which operates senior living communities. Five Star owns and leases 153 communities with over 17,100 separate living units located in 28 states. These communities include independent living, assisted living and skilled nursing facilities. Five Star also operates four institutional pharmacies, one of which provides mail order pharmaceuticals to the general public. Five Star is headquartered in Newton, Massachusetts.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON FIVE STAR’S PRESENT BELIEFS AND EXPECTATIONS, BUT THEY MAY NOT OCCUR. FOR EXAMPLE:

•	THIS PRESS RELEASE STATES THAT FIVE STAR HAS AGREED TO LEASE TWO HOSPITALS SUBJECT TO ITS OBTAINING HEALTH REGULATORY APPROVALS.

THE IMPLICATION OF THIS STATEMENT IS THAT FIVE STAR WILL OBTAIN THE REQUIRED APPROVALS AND THE LEASE WILL BECOME EFFECTIVE. HOWEVER, FIVE STAR MAY NOT RECEIVE THE REQUIRED REGULATORY APPROVALS AND THE LEASE MAY NOT BECOME EFFECTIVE.

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THIS PRESS RELEASE STATES THAT THE MASSACHUSETTS SUPERIOR COURT HAS ORDERED HEALTHSOUTH TO COOPERATE IN THE TRANSFER OF THE HOSPITALS TO A TENANT SELECTED BY SNH AND THAT HEALTHSOUTH’S REQUESTS TO STAY THIS DECISION HAVE BEEN DENIED. HEALTHSOUTH’S APPEAL MAY BE SUCCESSFUL AND ITS LEASE OF THESE HOSPITALS MAY BE REINSTATED AND FIVE STAR’S TENANCY MAY BE TERMINATED. LITIGATION SOMETIMES PRODUCES UNEXPECTED RESULTS. FIVE STAR IS NOT A PARTY IN THE PRESENT LITIGATION BETWEEN SNH AND HEALTHSOUTH, AND, AS A RESULT, FIVE STAR HAS LESS CONTROL OVER THE POSSIBLE LITIGATION RESULTS THAN ENTITIES WHICH ARE PARTIES IN THE LITIGATION.

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THIS PRESS RELEASE STATES THAT FIVE STAR EXPECTS TO OPERATE THE LEASED HOSPITALS PROFITABLY AND THAT THESE PROFITS MAY BE MATERIAL. THE HISTORICAL OPERATING AND FINANCIAL INFORMATION CONCERNING THE HOSPITALS’ OPERATIONS WHICH FIVE STAR HAS IS SUSPECT AND MAY NOT BE ACCURATE. ALSO, RECENT CHANGES IN MEDICARE RATE FORMULAS APPLICABLE TO REHABILITATION HOSPITALS (I.E., THE SO CALLED “75% RULE”) MAKE IT DIFFICULT TO PROJECT THE HOSPITALS’ FUTURE FINANCIAL RESULTS. IN THESE CIRCUMSTANCES, FIVE STAR’S PROJECTION THAT ITS FUTURE OPERATIONS OF THESE HOSPITALS WILL BE PROFITABLE MAY PROVE TO BE INACCURATE. IN FACT, FIVE STAR MAY BE UNABLE TO OPERATE THESE HOSPITALS PROFITABLY AND FIVE STAR MAY LOSE MONEY IN THESE OPERATIONS. BECAUSE OF THESE UNCERTAINTIES, FIVE STAR AND SNH HAVE AGREED THAT EITHER OF THEM MAY REQUEST THAT THE RENT FIVE STAR HAS AGREED TO PAY SNH (I.E., $854,167/MONTH) BE RESET EFFECTIVE JULY 1, 2008 WHEN FIVE STAR BELIEVES STABILIZED AND ACCURATE INFORMATION FOR FIVE STAR’S OPERATIONS OF THESE HOSPITALS MAY BE AVAILABLE.

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THIS PRESS RELEASE STATES THAT FIVE STAR’S SUCCESSFUL OPERATIONS OF THESE HOSPITALS WILL ENHANCE ITS REPUTATION AS A PROVIDER OF HEALTH AND REHABILITATION SERVICES AND THAT THIS ENHANCED REPUTATION MAY BENEFIT FIVE STAR AT OTHER HEALTHCARE AND SENIOR LIVING FACILITIES WHICH IT OPERATES. IF FIVE STAR WERE UNABLE TO OPERATE THESE HOSPITALS SUCCESSFULLY ITS REPUTATION MAY BE DAMAGED. EVEN IF FIVE STAR SUCCESSFULLY OPERATES THESE HOSPITALS, THESE OPERATIONS MAY HAVE LITTLE OR NO BENEFIT TO FIVE STAR’S OTHER OPERATIONS. THE IMPACT WHICH OPERATIONS AT ONE HEALTHCARE FACILITY HAVE UPON ITS OPERATOR’S REPUTATION AND RESULTS AT OTHER HEALTHCARE FACILITIES OPERATED BY THE SAME OPERATOR IS DIFFICULT TO MEASURE OR QUANTIFY.

FOR ALL OF THE FOREGOING REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON THE FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.